Exhibit 8.1

List of subsidiaries of BHP Billiton Limited and BHP Billiton Plc

No.	Company Name	Country
1	101102166 Saskatchewan Ltd.	Canada
2	141 Union Company	United States
3	A & BP Co Pty Ltd.	Australia
4	African Metals Limited	South Africa
5	Albion Downs Pty Limited	Australia
6	Aluminium Consortium Venezuela B.V.	Netherlands
7	Anglo Potash Limited	Canada
8	Araguaia Participações Ltda.	Brazil
9	Astra Explorations & Mining Company (Proprietary) Limited (Submitted for deregistration in March 2007)	Botswana
10	Athabasca Potash Inc.	Canada
11	Athabasca Resources Partnership	Canada
12	Atlas Steels Company Limited	Canada
13	Auvernier Limited (In liquidation 30.06.2004)	United Kingdom
14	Baniettor Mining (Proprietary) Limited	South Africa
15	BHP Billiton WA Iron Ore Mt Newman Pty Ltd.	Australia
16	BHP Billiton (BVI) Limited	Virgin Islands, British
17	BHP Billiton (China) Pty Ltd (In Liquidation w.e.f. 30 June 2010)	Australia
18	BHP Billiton (Liberia) Inc.	Liberia
19	BHP Billiton (Nouvelle-Caledonie) SAS	New Caledonia
20	BHP Billiton (Philippines) Inc.	Philippines
21	BHP Billiton (Trinidad - 2C) Ltd.	Canada
22	BHP Billiton (Trinidad) Holdings Limited	Saint Lucia
23	BHP Billiton (Trinidad-3A) Ltd.	Trinidad and Tobago
24	BHP Billiton (Trinidad-3B) Corp.	Canada
25	BHP Billiton (UK) Limited	United Kingdom
26	BHP Billiton Aluminium (RAA) Pty Ltd.	Australia
27	BHP Billiton Aluminium (Worsley) Pty Ltd.	Australia
28	BHP Billiton Aluminium Australia Pty Ltd.	Australia
29	BHP Billiton Aluminium Limited	United Kingdom
30	BHP Billiton Aluminium Technologies Limited	Jersey
31	BHP Billiton Aluminium Vietnam Jersey Limited	Jersey
32	BHP Billiton Aluminium Vietnam UK Limited	United Kingdom
33	BHP Billiton Australia Investment 3 Pty Ltd.	Australia
34	BHP Billiton Australia UK Finance Limited	Virgin Islands, British
35	BHP Billiton Boliviana de Petroleo Inc.	United States
36	BHP Billiton Brasil Investimentos Ltda.	Brazil
37	BHP Billiton Brasil Ltda.	Brazil
38	BHP Billiton Canada Inc.	Canada

39	BHP Billiton Canadian Finance Inc.	Canada
40	BHP Billiton Capital Inc.	United States
41	BHP Billiton CBM Investments Pty Ltd	Australia
42	BHP Billiton Chile Inversiones Limitada	Chile
43	BHP Billiton China Limited	Hong Kong
44	BHP Billiton Community Limited	Australia
45	BHP Billiton Company B.V.	Netherlands
46	BHP Billiton Development 1 (Australia) Pty Ltd	Australia
47	BHP Billiton Development 1 (Canada) Ltd.	Canada
48	BHP Billiton Development 1 (Netherlands) B.V.	Netherlands
49	BHP Billiton Development 1 (UK) Limited	United Kingdom
50	BHP Billiton Development 2 (Canada) Ltd.	Canada
51	BHP Billiton Development 2 (UK) Limited	United Kingdom
52	BHP Billiton Diamonds (Belgium) N.V.	Belgium
53	BHP Billiton Diamonds (Eurasia) LLC	Russian Federation
54	BHP Billiton Diamonds Australia Pty Ltd (in liquidation)	Australia
55	BHP Billiton Diamonds Holdings Limited (In liquidation 12/04/2010)	Virgin Islands, British
56	BHP Billiton Direct Reduced Iron Pty Limited	Australia
57	BHP Billiton Employee Plan Pty Ltd	Australia
58	BHP Billiton Energy Coal (UK) Limited	United Kingdom
59	BHP Billiton Energy Coal Australia Pty Ltd	Australia
60	BHP Billiton Energy Coal Chile Limited	United Kingdom
61	BHP Billiton Energy Coal Inc.	United States
62	BHP Billiton Energy Coal South Africa Limited	South Africa
63	BHP Billiton Eurasia B.V.	Netherlands
64	BHP Billiton Executive Services Company Pty Limited	Australia
65	BHP Billiton Finance (USA) B.V.	Netherlands
66	BHP Billiton Finance (USA) Limited	Australia
67	BHP Billiton Finance Australia Limited	Virgin Islands, British
68	BHP Billiton Finance B.V.	Netherlands
69	BHP Billiton Finance Limited	Australia
70	BHP Billiton Finance Plc	United Kingdom
71	BHP Billiton Finance South Africa Limited	Virgin Islands, British
72	BHP Billiton Foreign Holdings Inc.	United States
73	BHP Billiton Freight Singapore Pte Limited	Singapore
74	BHP Billiton Great Boulder Mines Pty Ltd	Australia
75	BHP Billiton Group (BVI) Limited	Virgin Islands, British
76	BHP Billiton Group Limited	United Kingdom
77	BHP Billiton Group Operations Pty Ltd	Australia
78	BHP Billiton Holdings B.V.	Netherlands
79	BHP Billiton Holdings Limited	United Kingdom
80	BHP Billiton Innovation Pty Ltd	Australia
81	BHP Billiton International Development Limited	United Kingdom

82	BHP Billiton International Metals B.V.	Netherlands
83	BHP Billiton International Services Limited	United Kingdom
84	BHP Billiton International Trading (Shanghai) Co., Ltd.	China
85	BHP Billiton Investment Holdings Limited	United Kingdom
86	BHP Billiton Iron Ore Holdings Pty Ltd.	Australia
87	BHP Billiton Iron Ore Pty Limited	Australia
88	BHP Billiton Japan Limited	Japan
89	BHP Billiton Jersey Limited	Jersey
90	BHP Billiton Korea Co., Ltd.	Korea, Republic of
91	BHP Billiton LNG International Inc.	United States
92	BHP Billiton Lonsdale Investments Pty Ltd.	Australia
93	BHP Billiton Marine & General Insurances Pty Ltd.	Australia
94	BHP Billiton Marketing AG	Switzerland
95	BHP Billiton Marketing Asia Pte Ltd.	Singapore
96	BHP Billiton Marketing B.V.	Netherlands
97	BHP Billiton Marketing Inc.	United States
98	BHP Billiton Marketing Investments ApS	Denmark
99	BHP Billiton Marketing Investments Limited	United Kingdom
100	BHP Billiton Marketing Services India Pvt Ltd.	India
101	BHP Billiton Marylebone B.V.	Netherlands
102	BHP Billiton Metais SA	Brazil
103	BHP Billiton Metall GmbH (in liquidation)	Germany
104	BHP Billiton Minerals Pty Ltd.	Australia
105	BHP Billiton Named Corporation	Canada
106	BHP Billiton Nickel Nouvelle Caledonie SAS	New Caledonia
107	BHP Billiton Nickel Operations Pty Ltd.	Australia
108	BHP Billiton Nickel West Pty Ltd.	Australia
109	BHP Billiton Olympic Dam Copper Pty Ltd.	Australia
110	BHP Billiton Olympic Dam Corporation Pty Ltd.	Australia
111	BHP Billiton Olympic Dam Gold Pty Ltd.	Australia
112	BHP Billiton Olympic Dam Marketing Pty Ltd.	Australia
113	BHP Billiton Olympic Dam Operations Pty Ltd.	Australia
114	BHP Billiton Olympic Dam Uranium Pty Ltd.	Australia
115	BHP Billiton Overseas Holdings Limited (in liquidation 30.06.2004)	United Kingdom
116	BHP Billiton Paddington Limited	United Kingdom
117	BHP Billiton Petroleum (Americas) Inc.	United States
118	BHP Billiton Petroleum (Australia) Pty. Ltd.	Australia
119	BHP Billiton Petroleum (Bass Strait) Pty. Ltd.	Australia
120	BHP Billiton Petroleum (China) Corp.	Canada
121	BHP Billiton Petroleum (Colombia) Corporation	Canada
122	BHP Billiton Petroleum (Deepwater) Inc.	United States
123	BHP Billiton Petroleum (Denmark) ApS	Denmark
124	BHP Billiton Petroleum (Falkland) Corporation	Canada

125	BHP Billiton Petroleum (GOM) Inc.	United States
126	BHP Billiton Petroleum (India) Corporation	Canada
127	BHP Billiton Petroleum (International Exploration) Pty. Ltd.	Australia
128	BHP Billiton Petroleum (Laurentian) Corporation	Canada
129	BHP Billiton Petroleum (Netherlands) B.V.	Netherlands
130	BHP Billiton Petroleum (New Ventures) Corporation	Canada
131	BHP Billiton Petroleum (North West Shelf) Pty. Ltd.	Australia
132	BHP Billiton Petroleum (Philippines) Corporation	Canada
133	BHP Billiton Petroleum (Pilbara LNG) Pty Ltd.	Australia
134	BHP Billiton Petroleum (Pipelines Investments) Pty. Ltd.	Australia
135	BHP Billiton Petroleum (Sabah) Corporation	Canada
136	BHP Billiton Petroleum (South Africa) LLC	Saint Kitts and Nevis
137	BHP Billiton Petroleum (Victoria) Pty. Ltd.	Australia
138	BHP Billiton Petroleum (Vietnam) Corporation	Canada
139	BHP Billiton Petroleum Great Britain Limited	United Kingdom
140	BHP Billiton Petroleum Holdings (USA) Inc.	United States
141	BHP Billiton Petroleum Holdings LLC	United States
142	BHP Billiton Petroleum International Pty. Ltd.	Australia
143	BHP Billiton Petroleum Investments (Great Britain) Pty Ltd.	Australia
144	BHP Billiton Petroleum Limited	United Kingdom
145	BHP Billiton Petroleum Pty Ltd.	Australia
146	BHP Billiton Petroleum Trading and Marketing Inc.	United States
147	BHP Billiton Petroleum Trading and Marketing Pty. Ltd.	Australia
148	BHP Billiton PNG Services Limited	Papua New Guinea
149	BHP Billiton Properties (Proprietary) Limited	South Africa
150	BHP Billiton RBM Holdings (Proprietary) Limited	South Africa
151	BHP Billiton Resources (China) Pty Ltd (In Liquidation w.e.f. 30 June 2010)	Australia
152	BHP Billiton Resources Exploration Pty Ltd.	Australia
153	BHP Billiton Resources International (RSA) Pty Ltd.	Australia
154	BHP Billiton Resources Marketing Pty Ltd.	Australia
155	BHP Billiton SA Holdings Limited	South Africa
156	BHP Billiton SA Investments Limited	United Kingdom
157	BHP Billiton SA Limited	South Africa
158	BHP Billiton Services Jersey Limited	Jersey
159	BHP Billiton Shared Business Services Pty Ltd.	Australia
160	BHP Billiton Shared Services Malaysia Sdn. Bhd.	Malaysia
161	BHP Billiton South Africa (Jersey) Limited	Jersey
162	BHP Billiton South Africa Holdings B.V.	Netherlands
163	BHP Billiton SSM Development Pty Ltd.	Australia
164	BHP Billiton SSM Indonesia Holdings Pty Ltd.	Australia
165	BHP Billiton SSM Indonesia Pte Ltd.	Singapore
166	BHP Billiton SSM International Pty Ltd.	Australia
167	BHP Billiton SSM Technology Pty Limited	Australia

168	BHP Billiton Sustainable Communities	United Kingdom
169	BHP Billiton Taiwan Limited	Taiwan
170	BHP Billiton UK Holdings Limited	Virgin Islands, British
171	BHP Billiton UK Investments Limited	Virgin Islands, British
172	BHP Billiton Uranium Holding Company Pty Ltd.	Australia
173	BHP Billiton WA Iron Ore Issuer Pty Ltd.	Australia
174	BHP Billiton WA Iron Ore Marketing Pty Ltd.	Australia
175	BHP Billiton WA Iron Ore Owner Pty Ltd.	Australia
176	BHP Billiton WAIO Pty Ltd.	Australia
177	BHP Billiton Wesminco Oil Pty Ltd.	Australia
178	BHP Billiton Western Mining Holdings Pty Ltd.	Australia
179	BHP Billiton Western Mining Innovation Pty Ltd.	Australia
180	BHP Billiton Western Mining Resources International Pty Ltd.	Australia
181	BHP Billiton Westmin Talc Pty Ltd.	Australia
182	BHP Billiton World Exploration Inc.	Canada
183	BHP Billiton Worsley Alumina Pty Ltd.	Australia
184	BHP Billiton Yakabindie Nickel Pty Ltd.	Australia
185	BHP Billiton Yeelirrie Development Company Pty Ltd.	Australia
186	BHP Billiton Yeelirrie Management Services Pty Ltd.	Australia
187	BHP Billiton Zambia Limited	Zambia
188	BHP Canadian Diamonds Company	Canada
189	BHP Capital No. 20 Pty Limited	Australia
190	BHP Chile Inc.	United States
191	BHP Coal Holdings Pty Limited	Australia
192	BHP Coal Pty Ltd.	Australia
193	BHP Copper Inc.	United States
194	BHP Development Finance Pty Ltd.	Australia
195	BHP Escondida Inc.	United States
196	BHP Finance (International) Inc.	United States
197	BHP Finance (Investments) USA Inc.	United States
198	BHP Finance Investments (I) Pty Ltd (in liquidation 30/06/2004)	Australia
199	BHP Financial Services (UK) Limited	Guernsey
200	BHP Group Resources Pty. Ltd.	Australia
201	BHP Hawaii Inc.	United States
202	BHP Holdings (International) Inc.	United States
203	BHP Holdings (Resources) Inc.	United States
204	BHP Holdings (USA) Inc.	United States
205	BHP Holdings International (Investments) Inc.	United States
206	BHP Internacional Participacoes Ltda.	Brazil
207	BHP International Finance Corp.	United States
208	BHP Iron Ore (Jimblebar) Pty Ltd.	Australia
209	BHP Khanij Anveshana Pvt Limited	India
210	BHP Mineral Resources Inc.	United States

211	BHP Minerals Asia Inc.	United States
212	BHP Minerals Asia Pacific Pty Ltd.	Australia
213	BHP Minerals Europe Limited	United Kingdom
214	BHP Minerals Exploration Inc.	United States
215	BHP Minerals Ghana Inc.	United States
216	BHP Minerals Holdings Proprietary Limited	Australia
217	BHP Minerals India Pvt Limited	India
218	BHP Minerals International Exploration Inc.	United States
219	BHP Minerals International LLC	United States
220	BHP Minerals Pacific Inc.	United States
221	BHP Minerals Service Company	United States
222	BHP Mitsui Coal Pty. Ltd.	Australia
223	BHP Navajo Coal Company	United States
224	BHP Nominees Investments No 3 Pty Ltd (in liquidation 30/06/2003)	Australia
225	BHP Peru Holdings Inc.	United States
226	BHP Petroleum (Argentina) S.A.	Argentina
227	BHP Petroleum (Ashmore Operations) Pty Ltd.	Australia
228	BHP Petroleum (Cambodia) Pty. Ltd.	Australia
229	BHP Petroleum (Pakistan) Pty. Ltd.	Australia
230	BHP Petroleum (Tankers) Limited	Bermuda
231	BHP Petroleum (U.K.) Corporation	United States
232	BHP Petroleum North Sea Limited (in liquidation 4 July 2007)	United Kingdom
233	BHP Queensland Coal Investments Pty Limited	Australia
234	BHP Queensland Coal Limited	United States
235	BHP Resources Inc.	United States
236	BHP Titanium Minerals Pty Ltd.	Australia
237	BHP Venezuela DRI Limited (In liquidation 30/04/2008)	United Kingdom
238	BHP Venezuela Inc.	United States
239	BHPB Freight Pty Ltd.	Australia
240	Billiton (RA) B.V.	Netherlands
241	Billiton Aluminium SA Limited	South Africa
242	Billiton Argentina B.V.	Netherlands
243	Billiton Australia Finance Pty Ltd	Australia
244	Billiton Australia Holdings B.V.	Netherlands
245	Billiton Chile B.V.	Netherlands
246	Billiton Coal Australia Holdings B.V.	Netherlands
247	Billiton Coal SA Limited	South Africa
248	Billiton Development (Zambia) Limited	Zambia
249	Billiton Development B.V.	Netherlands
250	Billiton E & D 3 B.V.	Netherlands
251	Billiton Executive Pension Scheme Trustee Limited	United Kingdom
252	Billiton Exploration and Mining Indonesia B.V. (Submitted for deregistration)	Netherlands
253	Billiton Exploration Australia Pty Limited	Australia

254	Billiton Guinea B.V.	Netherlands
255	Billiton Indonesia Holdings B.V. (Submitted for deregistration)	Netherlands
256	Billiton Intellectual Property B.V.	Netherlands
257	Billiton Investment 1 B.V.	Netherlands
258	Billiton Investment 12 B.V.	Netherlands
259	Billiton Investment 13 B.V.	Netherlands
260	Billiton Investment 15 B.V.	Netherlands
261	Billiton Investment 2 B.V.	Netherlands
262	Billiton Investment 3 B.V.	Netherlands
263	Billiton Investment 7 B.V.	Netherlands
264	Billiton Investment 8 B.V.	Netherlands
265	Billiton Investment 9 B.V.	Netherlands
266	Billiton Investments Ireland Limited	Ireland
267	Billiton Manganese Australia Pty Ltd.	Australia
268	Billiton Manganese Holdings B.V.	Netherlands
269	Billiton Marketing France SARL	France
270	Billiton Marketing Holding B.V.	Netherlands
271	Billiton Marketing Investments B.V.	Netherlands
272	Billiton Nickel (Ravensthorpe) Pty Limited	Australia
273	Billiton Nickel Holdings B.V.	Netherlands
274	Billiton Suriname Holdings B.V.	Netherlands
275	Broadmeadow Mine Services Pty Limited	Australia
276	Broken Hill Proprietary (USA) Inc.	United States
277	Broken Hill Proprietary Billiton Mongolia LLC	Mongolia
278	Bulkers Limited	Liberia
279	Carson Hill Gold Mining Corporation	United States
280	Central Queensland Services Pty Limited	Australia
281	Cerro Matoso Holdings (BVI) Limited	Virgin Islands, British
282	Cerro Matoso SA	Colombia
283	Chaco Valley Energy LLC	United States
284	Coal Mines Australia Pty Ltd.	Australia
285	Compania Minera Cerro Colorado Limitada	Chile
286	Conicol BVI Limited	Virgin Islands, British
287	Consolidated Nominees (Proprietary) Limited	South Africa
288	Consórcio Santos Luz de Imóveis Ltda.	Brazil
289	Corridor Sands Limitada	Mozambique
290	County Shipping Company Limited	Hong Kong
291	Dampier Coal (Queensland) Pty Limited	Australia
292	Dendrobium Coal Pty Ltd.	Australia
293	Dendrobium Community Enhancement Program Pty Ltd.	Australia
294	Dia Met Minerals (Africa) Limited	Cayman Islands
295	Donkerpoort Iron Limited	South Africa
296	Douglas Colliery Limited	South Africa

297	Douglas Colliery Services Limited	South Africa
298	Electrolytic Metal Corporation (Proprietary) Limited	South Africa
299	Emaswati Holding Company (Pty) Limited	Swaziland
300	Empresa de Mineracao Jacui Ltda.	Brazil
301	Empresa de Mineracao Seara Ltda.	Brazil
302	Endeavour Coal Pty Ltd.	Australia
303	Ermelo Mines Services (Proprietary) Limited	South Africa
304	Gard Australia Pty Ltd.	Australia
305	Gard Holdings Limited	Virgin Islands, British
306	Gengro Limited	South Africa
307	Global BHP Copper Ltd.	Cayman Islands
308	Groote Eylandt Mining Company Pty Ltd.	Australia
309	Hamilton Brothers Corporation	United States
310	Hamilton Brothers Exploration Company	United States
311	Hamilton Brothers Oil and Gas Corporation	United States
312	Hamilton Brothers Petroleum Corporation	United States
313	Hamilton Oil Company Inc.	United States
314	Hard Carbon Limited	Jersey
315	Hay Point Services Pty Limited	Australia
316	Hillside Aluminium Limited	South Africa
317	Honeybourne Investments Pty Ltd.	Australia
318	Hotazel Manganese Mines (Proprietary) Limited	South Africa
319	Hunter Valley Energy Coal Pty Ltd.	Australia
320	Illawarra Coal Holdings Pty Ltd.	Australia
321	Illawarra Services Pty Ltd.	Australia
322	Ingwe Housing Association	South Africa
323	Ingwe Surface Holdings Limited	South Africa
324	IPS USA, Inc.	United States
325	Jenipapo Recursos Naturais S.A.	Brazil
326	Kangwane Anthracite (Proprietary) Limited	South Africa
327	Keliney Closed Joint Stock Company	Russian Federation
328	Lubilanji Mining SPRL a.k.a <<Lumi SPRL>>	Congo, The Democratic Republic of the
329	Main Street 58 (Proprietary) Limited	South Africa
330	Manhattan Syndicate Limited	South Africa
331	Manitoba Potash Corporation	Canada
332	Marcona International, S.A.	Panama
333	Middelburg Mine Services (Proprietary) Limited	South Africa
334	Middelplaats Manganese Limited	South Africa
335	Minera BHP Billiton, S.A. de C.V.	Mexico
336	Minera Escondida Ltda.	Chile
337	Minera Spence SA	Chile
338	Mineracao Wesminas Ltda. (in liquidation)	Brazil
339	Minsaco Investments Pty Ltd.	Australia

340	Mt Arthur Coal Pty Limited	Australia
341	Mt Arthur Underground Pty Ltd	Australia
342	Natural Diamond Company Limited	Jersey
343	Newcoal Generacion S.A.	Chile
344	Noumea Entreprises S.A.	New Caledonia
345	Oy Alwima Limited	Finland
346	P & DP Co Pty Ltd.	Australia
347	P R I Eastern Limited	Cook Islands
348	Pering Mine Services Holdings (Proprietary) Limited	South Africa
349	Pilbara Gas Pty Limited	Australia
350	Prairie Potash Corporation	Canada
351	PT BHP Billiton Indonesia	Indonesia
352	PT BHP Billiton Services Indonesia	Indonesia
353	PT Billiton Indonesia	Indonesia
354	PT Juloi Coal	Indonesia
355	PT Kalteng Coal	Indonesia
356	PT Lahai Coal	Indonesia
357	PT Maruwai Coal	Indonesia
358	PT Pari Coal	Indonesia
359	PT Ratah Coal	Indonesia
360	PT Sumber Barito Coal	Indonesia
361	QNI International Pty Ltd.	Australia
362	QNI Nickel (WA) Pty Limited	Australia
363	QNI Philippines Inc.	Philippines
364	QNI Western Australia Pty Ltd	Australia
365	RAL Cayman Inc.	Cayman Islands
366	Rietspruit Mine Services (Pty) Limited	South Africa
367	Rio Algom Exploration Inc. (or French Name Form - Exploration Rio Algom Inc.)	Canada
368	Rio Algom Investments (Chile) Inc.	Canada
369	Rio Algom Ireland Limited (in liquidation w.e.f. 21.05.2008)	Ireland
370	Rio Algom Limited	Canada
371	Rio Algom Mining LLC	United States
372	Rio Algom Namibia (Proprietary) Limited	Namibia
373	Riocerro Inc.	Cayman Islands
374	Riochile Inc.	Cayman Islands
375	Samancor AG	Switzerland
376	Samancor Gabon SA	Gabon
377	Samancor Holdings (Proprietary) Limited	South Africa
378	Samancor Manganese (Proprietary) Limited	South Africa
379	San Felipe Mining Limited	Virgin Islands, British
380	San Juan Coal Company	United States
381	San Juan Transportation Company	United States
382	San Manuel Arizona Railroad Company	United States

383	Southeastern Petroleum Sales Corporation	United States
384	Stein Insurance Company Limited	Guernsey
385	Tasmanian Electro Metallurgical Company Pty Ltd.	Australia
386	Terra Nominees (Proprietary) Limited	South Africa
387	The Broken Hill Proprietary Company Pty Ltd.	Australia
388	The Norwegian Oil Corporation (DNO-U.S.)	United States
389	The World Marine & General Insurance Plc	United Kingdom
390	Transkei Granite Holdings (Proprietary) Limited	South Africa
391	Transvaal and Delagoa Bay Investment Company Limited	South Africa
392	UMAL Consolidated Pty Limited	Australia
393	United Iron Pty Ltd.	Australia
394	United Minerals Corporation NL	Australia
395	Venezuela Aluminium Holding B.V.	Netherlands
396	Westchester Insurance Company (Proprietary) Limited	South Africa
397	Western Complex Coal (Pty) Ltd.	South Africa
398	Western Hog Ranch Company	United States
399	Western Venture, Inc.	United States
400	Westminer Insurance Pte Ltd.	Singapore
401	WMC (Argentina) Inc.	United States
402	WMC (Liberia) Limited	Hong Kong
403	WMC (Mineral Sands) Limited	Jersey
404	WMC (Peru) Inc.	United States
405	WMC Corporate Services Inc.	United States
406	WMC Exploration Inc.	United States
407	WMC Finance (USA) Limited	Australia
408	WMC Finance Limited	Australia
409	WMC Mineracao Ltda.	Brazil
410	WMC Pty Ltd.	Australia
411	WMC Resources (Namibia) (Proprietary) Limited	Namibia
412	WMC Resources Marketing Limited	Canada
413	WMC Securities Pty Ltd.	Australia